Location/Identification

MINFILE Number: 092HNE128

National Mineral Inventory Number: 092H10 Cr1

Name(s): **D**
R, CREEK ZONE

Status: Prospect

Mining Division: Similkameen
Electoral District: Yale-Lillooet
Forest District: Cascades Forest District

Regions: British Columbia
BCGS Map: 092H056
NTS Map: 092H10W
Latitude: 49 31 38 N
Longitude: 120 54 10 W
Elevation: 908 metres
Location Accuracy: Within 500M

UTM Zone: 10 (NAD 83)
Northing: 5488181
Easting: 651765

Comments: Zone sampled by Newmont Exploration, 40 metres northwest of the confluence of Britton (Eagle) Creek with the Tulameen River, 10.5 kilometres west-southwest of the town of Tulameen (Assessment Report 17170, Figure 3).

Mineral Occurrence

Commodities: Chromium, Platinum, Copper, Nickel, Asbestos

Minerals

Significant: Chromite, Chalcopyrite, Sperrylite, Millerite, Asbestos
Associated: Magnetite
Alteration: Serpentine
Alteration Type: Serpentin'zn
Mineralization Age: Unknown

Deposit

Character: Breccia, Vein, Massive
Classification: Magmatic, Industrial Min.
Type: M05: Alaskan-type Pt+/-Os+/-Rh+/-Ir
Dimension: 180x155x0 metres
Comments: Breccia zone.

Host Rock

Dominant Host Rock: Plutonic

Stratigraphic Age	Group	Formation	Igneous/Metamorphic/Other
Lower Jurassic	-----	-----	Tulameen Ultramafic Complex

Isotopic Age	Dating Method	Material Dated
---	---	---

Lithology: Serpentine Breccia, Dunite, Peridotite

Geological Setting

Tectonic Belt: Intermontane
Terrane: Quesnel, Plutonic Rocks
Physiographic Area: Thompson Plateau

Inventory

Ore Zone: BRECCIA

Year: 1987

Category: Assay/analysis **Report On:** N

NI 43-101: N

Sample Type: Grab

Commodity	Grade
Platinum	4.4000 grams per tonne

Reference: Assessment Report 17170, page 5.

Capsule Geology

The D platinum-chromite showing occurs at the confluence of Britton (Eagle) Creek with the Tulameen River, 10.5 kilometres west-southwest of the town of Tulameen.

This occurrence is hosted in the dunite-rich core of the Early Jurassic Tulameen Ultramafic Complex, a zoned Alaskan-type intrusive complex. Mineralization occurs in a serpentine breccia zone containing fragments of dunite/peridotite cemented by a matrix of serpentine. The zone is 180 metres long, up to 155 metres wide and lies mostly north of the river, on either side of the creek.

Chromite occurs in the breccia and the surrounding dunite in areas of stronger magnesium alteration, mostly along Britton Creek. The mineral forms irregular lenses up to 20 centimetres long and 10 centimetres wide, fracture fillings up to 2 centimetres wide and primary layers of magmatic origin up to 15 centimetres thick.

Platinum occurs in elevated values in the breccia and in the surrounding dunite/peridotite. Two samples from the breccia assayed 2.150 and 4.400 grams per tonne platinum (Assessment Report 17170, page 5). Values of up to 0.481 gram per tonne platinum occur west and south of the breccia zone, in peridotite with little visible chromite (Assessment Report 17170, Figure 3).

The breccia zone is noted to be practically free of sulphides (Assessment Report 17170), yet earlier reports suggest the presence of chalcopyrite and millerite. Magnetite, sperrylite and asbestos have also been reported in the past.

The showing was mapped and sampled by Imperial Metals Corporation, Newmont Exploration of Canada and Tiffany Resources between 1984 and 1987.

Bibliography

EM GEOFILE 2000-2, 2000-5
EMPR ASS RPT 2345, *12190, *17170, 27009
EMPR EXPL 1988-B71-B81, C105
EMPR FIELDWORK 1981, pp. 218-222; 1987, pp. 281-294
EMPR GEM 1972-131; 1973-148,149
EMPR OF 1986-7, pp. 6-11; 1988-25; 1990-27, pp. 33,34; 1995-25
EMPR P 1992-6
EMR MP COMM FILE (MR-CR-301.00)
EMR MP Metal Controller File 167-C 1-2-45
GSC EC GEOL No. 13, pp. 89-94 (1934)
GSC MAP 46A; 888A; 1386A; 41-1989
GSC MEM 26, pp. 51,153-155,168-170; 243, pp. 33,34,60
GSC P 85-1A, pp. 349-358
GSC SUM RPT 1923, pp. 84A-101A
CJES Vol. 6, pp. 399-425 (1969); Vol. 24, pp. 2521-2536 (1987)
Findlay, D.C. (1963): Petrology of the Tulameen Ultramafic Complex, Yale District, British Columbia, unpublished Ph.D. thesis, Queen's University, 415 pages

Date Coded:	1985/07/24	**Coded By:**	BC Geological Survey (BCGS)	**Field Check:**	N
Date Revised:	1992/03/07	**Revised By:**	Peter S. Fischl(PSF)	**Field Check:**	N